LAND AND MINERAL PROPERTIES	6 Months Ended
Jun. 30, 2012
LAND AND MINERAL PROPERTIES
LAND AND MINERAL PROPERTIES

NOTE 3 – LAND AND MINERAL PROPERTIES

During June, 2012 the Mine Safety Health Administration (MSHA) required changes in the mine plan which resulted in the Company deciding to abandon and seal a section of the mine.  $11,632,201 of net mine development costs related to the section that was abandoned were written off.  Production of coal was suspended during the last half of June resulting in no coal sales for that period.  There has only been 2,349 tons of coal produced since June 30, 2012.  The mine has been idle while moving equipment, exploration and preparation of the new section for mining.  MSHA is processing changes to the mine plan that will likely result in the mine being idle until late August or early September.

The Company assesses the carrying value of its property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparing estimated undiscounted cash flows expected to be generated from such assets to their net book value.  If net book value exceeds estimated cash flows, the asset is written down to its fair value, determined by the estimated discounted cash flows from such asset.